UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2013

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

FS Investment Corporation (the “Company”) reconvened its Annual Meeting of Stockholders (the “Annual Meeting”) on August 28, 2013 to consider two proposals described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2013 (the “2013 proxy statement”).

The Annual Meeting was initially called to order on June 20, 2013 and was adjourned with respect to certain proposals to permit additional time to solicit stockholder votes for such proposals. The Annual Meeting was previously reconvened on July 17, 2013, August 6, 2013 and August 26, 2013 and was adjourned each time with respect to certain proposals to permit additional time to solicit stockholder votes for such proposals. As of April 30, 2013, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 253,471,022 shares of common stock were eligible to be voted. As of August 28, 2013, 187,014,848 of those shares have been voted in person or by proxy at the Annual Meeting.

At the reconvened Annual Meeting, stockholders were asked to consider and act upon the following two proposals, both of which received the requisite number of votes to pass:

•	Proposal No. 8 – the amendment and restatement of the Company’s certificate of incorporation (the “Charter”) to reflect an amendment described in the 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, to remove references to the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc.; and

•	Proposal No. 9 – the amendment and restatement of the Charter to reflect additional amendments described in its 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, to, among other things, (a) increase the vote required to effect changes to certain Charter provisions to 80% of all the votes entitled to be cast on the matter, and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to provisions of the charter relating to the composition of the board of directors and the election of its members.

For each of the two proposals that were approved by the Company’s stockholders at the reconvened Annual Meeting, the votes for, votes against, abstentions and broker non-votes are set forth below:

Proposal No. 8:

Votes For	170,519,380
Votes Against	3,865,043
Abstentions	7,817,541
Broker Non-Votes	4,812,884

Proposal No. 9:

Votes For	169,651,964
Votes Against	5,323,817
Abstentions	7,226,183
Broker Non-Votes	4,812,884

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: August 29, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer